Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. Exhibit 10.11 CHANGE ORDER NO. 1 TO WORK ORDER #5997-01 – [**] STUDY AND [**] This Change Order No. 1 entitled – [**] STUDY AND [**] (“Change Order”) effective as of July 31, 2020 (“Change Order Effective Date”) to Work Order #5997-01 by and between AstraZeneca Pharmaceuticals LP (“Astrazeneca”) and Emergent Manufacturing Operations Baltimore LLC (“Service Provider”) hereby adds to the scope of Services set forth in Work Order #5997-01 entered into by the Parties pursuant to the Master Services Agreement dated July 24, 2020 (the “Master Services Agreement”). Capitalized terms used in this Change Order that are not otherwise defined herein have the meanings given to them in the Master Services Agreement. In consideration of the mutual promises contained therein and herein and for other good and valuable consideration the receipt and adequacy of which each of the Parties does hereby acknowledge, the Parties hereby agree as follows: 1. Purpose and Description of Change. The purpose of this Change Order is to add to the Services set forth in Work Order #5997-01. In addition to the Services set forth in Work Order #5997-01, Service Provider will render to Astrazeneca the following Services: 1.1 Stage 1 Development Study. The goal is to evaluate [**] storage solutions for [**] of the [**] used for [**] of the Product bulk drug substance, and determine a [**] for [**]. The study will utilize [**]. The detailed study design will be approved in writing by both Service Provider and AstraZeneca. The experiment will be documented in the lab notebook. 1.2 [**] Study. The goal is to demonstrate the suitability of the selected [**] for [**] of the [**] over a predefined [**] and [**] will be determined [**]. The [**] study will be performed under quality assurance approved protocol to support validation. The process parameters will be based on the finalized process parameter selected for the process performance qualification campaign. Detailed study design and batch records will be approved in writing by both Service Provider and Client. All results will be reviewed by quality and the study report will be approved, in writing, by the appropriate Service Provider and Astra Zeneca quality representative. 2. Deliverables. 2.1 Data summary for [**] 2.2 [**] 2.3 [**]

CONFIDENTIAL AND PROPRIETARY 3. Service Fees 3.1 In addition to fees set forth in Work Order 5997-01, the additional fees due to Service Provider for Services included under this Change Order shall be as follows: [**] Qty Task Deliverable Direct Fees Est. Pass Through Costs Line Total [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] Subtotal [**] [**] [**] 3.2 Astrazeneca shall pay Service Provider all fees and costs set forth in this Change Order in accordance with the following payment schedule: (a) all fees are payable [**]% upfront upon initiation of the specified activity or task, with the remaining [**]% payable upon completion of the applicable activity or task; and (b) all pass-through costs plus the administrative fee of [**]% are payable [**]% upon order placement for the materials or services, with the remaining [**]% payable upon Service Provider’s receipt of the materials or services. Late payments shall bear interest at the lesser of [**]% per month or the maximum rate allowed by law until such time as paid in full. 4. Estimated Timeline Service Provider presents the following non-binding estimated timeline to represent the currently expected duration of activities set forth in this Change Order which is subject to change at Service Provider’s sole discretion due to the timing of events beyond Service Provider’s control, including but not limited to timing of receipt of this executed Change Order. All timelines set forth in this Change Order are estimated and based on a number of assumptions and currently known information. Astrazeneca acknowledges that portions of the work to be performed are experimental in nature and may not have been fully validated within generally accepted standards of the pharmaceutical industry. To the extent assumptions or information change, or there are unexpected results or events or delays, including but not limited to delays in receipt of materials or information from Astrazeneca, timelines may be impacted. [**] 5. All other terms and conditions of Work Order 5997-01 remain unchanged and in full force and effect.

CONFIDENTIAL AND PROPRIETARY [Signature Page Follows]

CONFIDENTIAL AND PROPRIETARY IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Change Order as of the Change Order Effective Date. ASTRAZENECA PHARMACEUTICALS LP BY: /s/ Michelle Vincent Name: Michelle Vincent Title: Supplier Relationship Manager, BES Date: 11 August 2020 EMERGENT MANUFACTURING OPERATIONS BALTIMORE, LLC BY: /s/ Jon Lenihan Name: Jon Lenihan Title: Sr. Dir., Head of Sales & BD Date: Aug 4, 2020